Exhibit 7(b)(i)
AMENDMENT

This Amendment is effective as of December 3, 2012 between Lincoln Life & Annuity Company of New York of Syracuse, New York (the "Ceding Company") and The Lincoln National Life Insurance Company of Fort Wayne, Indiana ("the Reinsurer").

RECITALS

1. The Ceding Company and the Reinsurer entered into an Amended and Restated Automatic Indemnity Reinsurance Agreement as of January 1, 2010 as novated from Lincoln National Reinsurance Company (Barbados) Limited, as the former reinsurer, to the Reinsurer ("the Agreement").

2. Article XVII, Section 8 of this Agreement permits amendments as long as they are made in writing, signed by duly authorized officers of both parties.

3. The Ceding Company and the Reinsurer wish to make such an amendment to Schedule C to initiate reinsurance premium changes to Lincoln SmartSecurity® Advantage Products.

AGREEMENT

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Ceding Company and the Reinsurer agree to amend the Agreement as follows:

1. Effective December 3, 2012, Schedule C "Premium Rate Schedule" shall be deleted in its entirety and replaced with Schedule C "Premium Rate Schedule" attached hereto.

2. All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 11/13/12	By: /s/ Teresa Cordes Name: Teresa Cordes Title: AVP Date: 11/13/12
By: /s/ Teresa Cordes Name: Teresa Cordes Title: AVP Date: 11/13/12	By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 11/13/12

SCHEDULE C

              PREMIUM RATE SCHEDULE
         Effective December 3, 2012

Initial Reinsurance Premium:The Initial Reinsurance Premium shall equal the Treaty Reserve applicable to each Individual Policy inforce on the Effective Date.

Base Reinsurance Premium Rates:

Type of Benefit			All Contracts
GLB Type	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln SmartSecurity Advantage – 5 Yr Optional Reset	Riders effective prior to 5/15/2004	0.350%	0.050%	Guaranteed Benefit (#)
	Riders effective 5/15/2004 thru 1/19/2009	0.400%	0.050%
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
	Riders effective or reset on or after 12/3/2012	0.800%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset	Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
	Riders effective or reset on or after 12/3/2012	0.800%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset - Single Life Option with Lifetime Withdrawals	Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
	Riders effective or reset on or after 12/3/2012	0.800%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset – Joint Life Option with Lifetime Withdrawals	Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.750%	0.050%
	Riders effective or reset on or after 12/3/2012	0.950%	0.050%
4LATER Advantage	Riders effective before 1/20/2009	0.450%	0.050%	Current Income Base (#)
	Riders effective or reset on or after 1/20/09	0.600%	0.050%
4LATER Advantage Protected Funds	Riders effective on or after 7/2/2012	1.000% (Indiv)	0.050%	Current Income Base (#)
		1.200% (Joint)
Guaranteed Income Benefit on i4Life	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Increasing Guaranteed Income Benefit	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Annual Step-Up Guaranteed Income Benefit	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%

Type of Benefit			All Contracts
GLB Type	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln Lifetime Income Advantage	Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#
	Riders effective or reset after 1/20/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage (transitioning to i4LIFE GIB)	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%

Lincoln Lifetime Income Advantage 2.0 (and transitioning to i4LIFE)	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
		1.200% (Joint)
Lincoln Lifetime Income Advantage 2.0 Protected Funds (and transitioning to i4LIFE)	Riders effective after 4/2/2012	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
		1.200% (Joint)
Guaranteed Income Benefit on i4Life (AR-528 only)	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Variable Account Value
		1.200% (Joint)
i4LIFE®Advantage with Guaranteed Income Benefit Protected Funds	Riders effective 5/21/2012	1.000% (Indiv)	0.050%	Variable Account Value
		1.200% (Joint)
Reinsurance premium shall step up to the current charge for any Policy that resets.

(#) Guaranteed Benefit, Guaranteed Amount and Current Income Base amount are as calculated by the terms of the applicable riders.

Reinsurer’s Expense, Profit, and Risk Charge (EPRC):

EPRC shall equal the annual rates shown above, payable monthly in arrears computed in the manner as more fully described below.

Monthly Payment of Reinsurance Premium:

Both the Base Reinsurance Premium and the EPRC are payable in arrears after the end of each calendar month.  The  monthly payment for all benefit types shall be computed by adding the appropriate Base Reinsurance Premium annual rate to the EPRC annual rate, then dividing the total by  twelve and multiplying the result times the end of the month Guaranteed Benefit Amount, the Current Income Base or the Variable Account Value, as applicable.

AMENDMENT

The components of this Amendment are effective as of the various dates as more fully described below between Lincoln Life & Annuity Company of Syracuse, New York (the “Ceding Company”) and The Lincoln National Life Insurance Company of Fort Wayne, Indiana (“the Reinsurer”).

RECITALS

1.
The Ceding Company and the Reinsurer entered into an Amended and Restated Automatic Indemnity Reinsurance Agreement as of January 1, 2010 as novated from Lincoln National Reinsurance Company (Barbados) Limited, as the former reinsurer, to the Reinsurer (“the Agreement”).

2.	Article XVII, Section 8 of this Agreement permits amendments as long as they are made in writing, signed by duly authorized officers of both parties.

3.
The Ceding Company and the Reinsurer wish to make such an amendment to add reinsurance of the Ceding Company’s Lincoln Lifetime Income Advantage 2.0 Protected Funds (and transitioning to i4LIFE); i4LIFE® Advantage with Guaranteed Income Benefit Protected Funds; and 4Later® Advantage Protected Funds products.

AGREEMENT

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Ceding Company and the Reinsurer agree to amend the Agreement as follows:

1.	Effective April 2, 2012 the Lincoln Lifetime Income Advantage 2.0 Protected Funds (and transitioning to i4LIFE) product shall added to Schedules A and C of the Agreement.

2.	Effective May 21, 2012 the i4LIFE® Advantage with Guaranteed Income Benefit Protected Funds product shall be added to Schedules A and C of the Agreement.

3.	Effective July 2, 2012 the 4Later® Advantage Protected Funds product shall be added to Schedules A and C of the Agreement.

4.
Effective April 2, 2012, the first sentence of Article III, Section 2. shall be deleted in its entirety and replaced with the following:  “Any and all debts or credits arising out of this Agreement, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer shall be offset and only the balance allowed or paid.”

5.	The Ceding Company and the Reinsurer agree that Schedules A and C of the Agreement shall be replaced in their entirety with Schedules A and C attached hereto.

6.	All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: /s/ Kathleen S. Polston Name: Kathleen S. Polston Title: Assistant Treasurer Date: 8-21-2012	By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 11/13/12
By: /s/ Christopher Schulenberg Name: Christopher Schulenberg Title: Reinsurance Manager Date: 8/21/2012	By: /s/ Christopher Schulenberg Name: Christopher Schulenberg Title: Reinsurance Manager Date: 8/21/2012

SCHEDULE A
GB REINSURANCE BENEFITS
Effective April 2, 2012

Each contract listed in Schedule B contains one or more GB.  GBs which are covered by this Agreement include the following:

Marketing Name of Benefit	Policy Form Nos.
Lincoln SmartSecurity® Advantage
Variable Annuity Rider	32793

i4LIFE® Advantage with Guaranteed Income Benefit
Variable Annuity Income Rider	I4LA
Variable Annuity Payment Option Rider	I4LA-Q
Variable Annuity Payment Option Rider	I4LA-NQ
GIB	GIB
IGIB (Increasing GIB)	IGIB
AGIB (Annual GIB)	AGIB
Guaranteed Income Benefit	AR-528

i4LIFE® Advantage with Guaranteed Income Benefit with Protected Fund**	AR-528

4LATER® Advantage
Guaranteed Income Later Rider	4Later

4LATER® Advantage Protected Funds***	AR-547

Lincoln Lifetime Income SMAdvantage
Variable Annuity Living Benefits Rider	AR-512

Lincoln Lifetime Income SM Advantage 2.0 &
Lincoln Lifetime Income SM Advantage 2.0 Protected Funds*
Variable Annuity Guarantee Income Benefit (NY version)	AR-529
*     effective April 2, 2012
**  effective May 21, 2012
*** effective July 2, 2012

SCHEDULE C

              PREMIUM RATE SCHEDULE
         Effective April 2, 2012

Initial Reinsurance Premium:

The Initial Reinsurance Premium shall equal the Treaty Reserve applicable to each Individual Policy inforce on the Effective Date.

Base Reinsurance Premium Rates:

Type of Benefit			All Contracts
GLB Type	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln SmartSecurity Advantage – 5 Yr Optional Reset	Riders effective prior to 5/15/2004	0.350%	0.050%	Guaranteed Benefit (#)
	Riders effective 5/15/2004 thru 1/19/2009	0.400%	0.050%
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset	Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset - Single Life Option with Lifetime Withdrawals	Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset – Joint Life Option with Lifetime Withdrawals	Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.750%	0.050%
4LATER Advantage	Riders effective before 1/20/2009	0.450%	0.050%	Current Income Base (#)
	Riders effective or reset on or after 1/20/09	0.600%	0.050%
4LATER Advantage Protected Funds	Riders effective on or after 7/2/2012	1.000% (Indiv)	0.050%	Current Income Base (#)
		1.200% (Joint)
Guaranteed Income Benefit on i4Life	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Increasing Guaranteed Income Benefit	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Annual Step-Up Guaranteed Income Benefit	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%

Type of Benefit			All Contracts
GLB Type	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln Lifetime Income Advantage	Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#
	Riders effective or reset after 1/20/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage (transitioning to i4LIFE GIB)	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage 2.0 (and transitioning to i4LIFE)	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
		1.200% (Joint)
Lincoln Lifetime Income Advantage 2.0 Protected Funds (and transitioning to i4LIFE)	Riders effective after 4/2/2012	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
		1.200% (Joint)
Guaranteed Income Benefit on i4Life (AR-528 only)	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Variable Account Value
		1.200% (Joint)
i4LIFE®Advantage with Guaranteed Income Benefit Protected Funds	Riders effective 5/21/2012	1.000% (Indiv)	0.050%	Variable Account Value
		1.200% (Joint)
Reinsurance premium shall step up to the current charge for any Policy that resets.

(#) Guaranteed Benefit, Guaranteed Amount and Current Income Base amount are as calculated by the terms of the applicable riders.

Reinsurer’s Expense, Profit, and Risk Charge (EPRC):

EPRC shall equal the annual rates shown above, payable monthly in arrears computed in the manner as more fully described below.

Monthly Payment of Reinsurance Premium:

Both the Base Reinsurance Premium and the EPRC are payable in arrears after the end of each calendar month.  The  monthly payment for all benefit types shall be computed by adding the appropriate Base Reinsurance Premium annual rate to the EPRC annual rate, then dividing the total by  twelve and multiplying the result times the end of the month Guaranteed Benefit Amount, the Current Income Base or the Variable Account Value, as applicable.

AMENDMENT

This Amendment is effective as of September 1, 2010 between Lincoln Life & Annuity Company of New York of Syracuse, New York ("Ceding Company") and The Lincoln National Life Insurance Company of Fort Wayne, Indiana (the "Reinsurer").

RECITALS

1. The Ceding Company and the Reinsurer entered into an Amended and Restated Automatic Indemnity Reinsurance Agreement as of January 1, 2010 as novated from Lincoln National Reinsurance Company (Barbados) Limited, as the former reinsurer, to the Reinsurer ("the Agreement").

2. Article XVII, Section 8 of this Agreement pe1mits amendments as long as they are made in writing, signed by duly authorized officers of both parties.

3. The Ceding Company and the Reinsurer wish to make such an amendment.

AGREEMENT

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Ceding Company and the Reinsurer agree to amend the Agreement as follows:

1. The Ceding Company and the Reinsurer agree that Schedules A, B and C of the Agreement shall be replaced in their entirety with Schedules A, Band C attached hereto dated September 1, 2010.

2. All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 12/21/10	By: /s/ Keith J. Ryan Name: Keith J. Ryan Title: VP Date: December 20, 2010
By: /s/ Keith J. Ryan Name: Keith J. Ryan Title: VP Date: December 20, 2010	By: /s/ Thomas L. Spurling Name: Thomas L. Spurling Title: AVP Date: 12/21/10

SCHEDULE A
GB REINSURANCE BENEFITS
Effective September 1, 2010

Each contract listed in Schedule B contains one or more GB. GBs which are covered by this Agreement include the following:

SCHEDULE B

CONTRACTS WITH ACCEPTED COVERAGES
Effective September 1, 2010

Contracts covered by this Agreement include all Contracts issued by the Ceding Company from the following list.

ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus Assurance (A Share) (includes wrap fee version)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Assurance (L Share)
ChoicePlus Design (includes all share classes)
American Legacy III
American Legacy III (B Class)
American Legacy III Plus
American Legacy III View
American Legacy III C-Share
Shareholders Advantage (includes wrap fee version)
Shareholders Advantage (A Class)
American Legacy Design (includes all share classes)

SCHEDULE C

              PREMIUM RATE SCHEDULE
         Effective September 1, 2010

Initial Reinsurance Premium:

The Initial Reinsurance Premium shall equal the Treaty Reserve applicable to each Individual Policy inforce on the Effective Date.

Base Reinsurance Premium Rates:

Type of Benefit			All Contracts
GLB Type	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln SmartSecurity Advantage – 5 Yr Optional Reset	Riders effective prior to 5/15/2004	0.350%	0.050%	Guaranteed Benefit (#)
	Riders effective 5/15/2004 thru 1/19/2009	0.400%	0.050%
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset	Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset - Single Life Option with Lifetime Withdrawals	Riders effective before 1/20/2009	0.550%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.600%	0.050%
Lincoln SmartSecurity Advantage – 1 Yr Automatic Reset – Joint Life Option with Lifetime Withdrawals	Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#)
	Riders effective or reset on or after 1/20/2009	0.750%	0.050%
4LATER Advantage	Riders effective before 1/20/2009	0.450%	0.050%	Current Income Base (#)
	Riders effective or reset on or after 1/20/09	0.600%	0.050%
Guaranteed Income Benefit on i4Life	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Increasing Guaranteed Income Benefit	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Annual Step-Up Guaranteed Income Benefit	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%

Type of Benefit			All Contracts
GLB Type	Rates Applied to Riders Effective	Base Reinsurance Premium Annual Rate	Expense, Profit, and Risk Charge	Applied to
Lincoln Lifetime Income Advantage	Riders effective before 1/20/2009	0.700%	0.050%	Guaranteed Benefit (#
	Riders effective or reset after 1/20/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage (transitioning to i4LIFE GIB)	Riders effective before 10/1/2009	0.400%	0.050%	Variable Account Value
	Riders effective or reset on or after 10/1/2009	0.850%	0.050%
Lincoln Lifetime Income Advantage 2.0 (and transitioning to i4LIFE)	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Current Income Base (#) or equivalent
		1.200% (Joint)
		1.200% (Joint)
Guaranteed Income Benefit on i4Life (AR-528 only)	Riders effective after 9/1/2010	1.000% (Indiv)	0.050%	Variable Account Value
		1.200% (Joint)
		1.200% (Joint)
Reinsurance premium shall step up to the current charge for any Policy that resets.

(#) Guaranteed Benefit, Guaranteed Amount and Current Income Base amount are as calculated by the terms of the applicable riders.

Reinsurer’s Expense, Profit, and Risk Charge (EPRC):

EPRC shall equal the annual rates shown above, payable monthly in arrears computed in the manner as more fully described below.

Monthly Payment of Reinsurance Premium:

Both the Base Reinsurance Premium and the EPRC are payable in arrears after the end of each calendar month.  The  monthly payment for all benefit types shall be computed by adding the appropriate Base Reinsurance Premium annual rate to the EPRC annual rate, then dividing the total by  twelve and multiplying the result times the end of the month Guaranteed Benefit Amount, the Current Income Base or the Variable Account Value, as applicable.